Agency Agreement between
KRISTAL ULUSLARARASI TASIMACILIK LOJISTIK VE DIS TICARET LTD. STI.
And
China Global Lines Limited

To : KRISTAL ULUSLARARASI TASIMACILIK LOJISTIK VE DIS TICARET LTD. STI.

ADDRESS: Kalabak Mah. Cesme Urla Izmir Asfalti Caddesi No:25/2
35430 URLA - IZMIR TURKIYE

Fm : China Global Lines Limited

ADDRESS: Unit 1805, 18/F., Tower 1, Ever Gain Plaza, 88 Container Port Road, Kwai Chung, N.T.

DATE:26th,May,2022

Agency Agreement

In order to clear the mutual understanding, we would like to summarize the basic co-operation agreement as below and would like to seek your written confirmation:

1. **Scope**
2.

The co-operation agreement is bounded between **KRISTAL ULUSLARARASI TASIMACILIK LOJISTIK VE DIS TICARET LTD. STI.** (hereafter refers to **KRISTAL**) and **China Global Lines Limited** (hereafter refers to **CGL**) and her affiliates: CGL Flying Fish Logistics (Shanghai) Limited, her branches in China.

This agreement will effective from **26th,May,2022** and till further notice with each other. The agreement can cease only after min. of 2 months advance notice given to each party involved. Party who decides to leave this agreement are required to clean up all outstanding payments.

2. Responsibility

Both partners are to be the representative of each other in their area to perform their best service to customers and will not damage the image of the counter part as well as protect the interest of the counter part.

3. Cargo release restriction

All cargoes release should release against proper documentation includes :

a. Original Bills of lading issued by party in port of loading, or
b. bank guarantee for the shipment, or
c. against telex release instruction sent out by loading port

NO any other documents can be used to entitle the cargo unless received notice from loading port agent.

Should any failure to compile on these requirements, cargo releasing party will fully responsible for ALL liabilities.

4. Commercial Security

ALL commercial information including bills of lading, fax or email exchange should strictly keep in confidential way and will not be disclosed to third party in any circumstance.

5. Profit and loss

All shipments moved between **CGL** and **KRISTAL** will apply profit sharing of 50/50 unless otherwise specify.

6. Credit Term

Both parties agreed to offer below credit for businesses carried out between both parties:

Credit Limit: USD200,000
Credit Term: 60 days

Any outstanding payments shall be settled within 1 month after the termination of this agency agreement.

7. Accounting Procedure

All outstanding balance has to be clean up in monthly basic. Each party is to pay their own bank charges when remitting funds. The outstanding should keep under the credit limit as stipulated in Section 6 and immediate payment has to be arranged in case the outstanding balance has go over the credit limit or go beyond the credit period, as stipulated in Section 6, whichever is earlier.

8. AMENDMENT

The present contract of co-operation will be exclusively dealt with and ruled by the above reported and agreed terms and conditions. No other or different trading conditions, previously and/or eventually set by either party, even if known to the other, will apply. Any amendment or cancellation of articles in this agreement will be made exclusively by mutual agreement of the parties given beforehand by writing.

Please sign here below and fax by to us for filing.

KRISTAL hereby confirms accept the above terms and conditions and will take up all liabilities in case of failure.

KRISTAL
ULUSLARARASI TAŞIMACILIK
LOJİSTİK VE DIS TİCARET LTD. STİ.
Tel: +90 232 238 37 88 Fax: +90 232 238 37 99
Urla V.D. 590 051 2508 - Tic.Sic.No. M-154265

Authorized Signature and Chop

Mr./Ms.Figen AYIK

Designation: ----------------

Date : 26.05.2022

China Global Lines Limited hereby confirm we agree the above the terms and conditions and will take up all liabilities in case of failure.

For and on behalf of
CHINA GLOBAL LINES LIMITED
Authorized Signature(s)

Authorized Signature and Chop

Samson Lee

General Manager

Date :